As filed with the Securities and Exchange Commission on [date]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

811-21625
Investment Company Act file number

Intrepid Capital Management Funds Trust
(Exact name of registrant as specified in charter)

3652 South Third Street, Suite 200
Jacksonville Beach FL 32250
(Address of principal executive offices) (Zip code)

Mark F. Travis
3652 South Third Street, Suite 200
Jacksonville Beach FL 32250
(Name and address of agent for service)

1-904-246-3433
Registrant's telephone number, including area code

Date of fiscal year end: 09/30

Date of reporting period:  03/31/07

EX.99.CODE ETH

Item 1. Report to Stockholders.

Intrepid Capital Fund
Intrepid Small Cap Fund
Semi-Annual Report
March 31, 2007

Intrepid Capital Fund

April 24, 2007

Dear Fellow Shareholders,

I am pleased to report that the Intrepid Capital Fund returned 8.58% for the six months ended March 31, 2007.  This six month performance compares favorably to the S&P 500, which was up 7.38%.  However, performance trailed the Russell 2000 (small capitalization stock index), which was up 11.03%.

Mark F. Travis, President/C.E.O.

Please keep in mind that our equity portion of the portfolio is a blend of small, medium and large capitalization equities and, as result, should be compared to a blend of equity benchmarks.  Furthermore, the Intrepid Capital Fund has had 51%-66% of its portfolio committed to the equity market vis-a-vis the all stock indices mentioned above.  The remainder of the portfolio is invested in fixed income, Treasuries and cash, which we believe incur less risk than equities alone.

The private equity firms have knocked on our door on several occasions over the last six months, and we have answered.  I have known for some time that the consistent cash generating and low leverage companies that we prefer to own have a giant bull’s-eye on their backs; private equity firms can secure a lot of debt against these businesses.  Bandag (ticker: BDG/A) and ServiceMaster (ticker: SVM) were acquired at nice premiums to what the fund initially paid.  Who says spraying for termites and recapping truck tires isn’t sexy?  In addition, Cascade Natural Gas (ticker: CGC) agreed to be acquired for $26.50/share by MDU Resources, which was in-line with our initial valuation.

We also closed out a long held position in Merck (ticker: MRK), as the market liked its improved earnings forecast and its successful litigation of lawsuits relating to Vioxx.  Merck’s decision to pull Vioxx from the market in September 2004, coupled with the potential for billions in legal settlements, gave us the opportunity to purchase a high quality company (AA- balance sheet (per Standard & Poors), 4% dividend) at a discount to a conservative valuation.  We also sold our entire position in Walt Disney (ticker: DIS) as it reached our appraised value.

Another value-creating activity that occurred over the last six months was a one-time $25 dividend for each share of Alberto Culver (ticker: ACV), along with the simultaneous spin-off of Sally Beauty Products (ticker: SBH).  We also received a one-time $10 per share dividend when the Florida-based hospital chain Health Management Associates (ticker: HMA) decided to lever up its balance sheet before a private equity firm could.  They borrowed $3.2 billion dollars against the business and handed it to shareholders via a special dividend.  Speaking of dividends, please keep in mind that the Intrepid Capital Fund distributes, in the form of a quarterly dividend, all dividend income from stocks, as well as all interest income from bonds

Intrepid Capital Fund

or money market funds.  This is reflected late in every calendar quarter when the dividend is paid and the fund share price drops a corresponding amount.

	Top Ten Holdings as of March 31, 2007

1.	Grolsch NV	4.0%
2.	Oil Dri Corp	3.4%
3.	The Limited	3.3%
4.	Mylan Labs Inc.	3.3%
5.	Berkshire Hathaway Inc	3.2%
6.	Hanesbrands Inc.	2.7%
7.	Horace Mann Educators Corp.	2.7%
8.	Anheuser Busch	2.6%
9.	Coca Cola Co.	2.5%
10.	XL Capital LTD.	2.4%
		30.10%

Thank you for your continued support.  We work hard everyday to justify the trust you have placed in us.  If there is anything we can do to serve you better, please give us a call at 1-866-996-FUND.

Best regards,

Mark F. Travis President/C.E.O.

Past performance is no guarantee of future results.

The Fund is subject to special risks including volatility due to investments in small- and mid-cap stocks, high yield securities and is considered non-diversified as a result of limiting its holdings to a relatively small number of positions.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer term debt securities.

Must be preceded or accompanied by a current prospectus.

While the fund is no-load, management and other expenses still apply.

The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  You cannot invest directly in an index.

Fund holdings are subject to change and are not recommendations to buy or sell any security.

Please refer to the Schedule of Investments on pages 10-13 for a complete list of fund holdings.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

05/07

Intrepid Small Cap Fund

April 24, 2007

Dear Fellow Shareholders,

The Intrepid Capital Small Cap Fund increased 13.36% during the six months ending March 31, 2007.  This compares to the Russell 2000’s gain of 11.03%.

We were pleased with the Fund’s absolute and relative performance over the past six months, especially after considering the Fund’s above average cash position.

Eric Cinnamond,
Small Cap Portfolio Manager

During the period, the Fund’s cash levels typically ranged between 20%-30%.  Strong operating results of several of our larger holdings were mainly responsible for the Fund’s six-month performance.  We also benefited from two takeover announcements.

Two of the Fund’s holdings that agreed to be acquired, Cascade Natural Gas (CGC) and Bandag Inc (BDG), were both sold during the past six month period.  With both stocks trading close to their acquisition offering prices, we saw little upside in continuing to hold these shares.  Moreover, both acquisitions were priced near our original valuation; therefore, we believed the takeover offers were fair.

The acquisition trend continued in the first quarter of 2007 as another holding, Service Master Corp (SVM), announced that it intended to be acquired by Clayton Dubilier & Rice Inc. for $15.63 per share.  Assuming Service Master’s stock trades near its takeover price, we may sell Service Master shares in the near future.

During the past six months, we also reduced some of the larger positions in the Fund and used these proceeds to purchase new ideas.  Although the small cap market remains expensive in our opinion, we continue to find isolated pools of opportunity. Some of our most recent purchases have been in the unglamorous utility industry.

To be clear, we’re typically not big fans of utilities, as their businesses are regulated and their growth rates are limited.  However, due to extreme valuations in the small cap market, we’ve altered our personal preferences in order to adjust to a limited discount small cap world (Russell 2000 currently sells at an expensive 40x earnings).

Unlike many large utilities, several small and micro cap utilities have not had the huge run-up in price and valuation over the past several years.  We’ve discovered smaller utilities that are selling at discounts versus their larger peers and provide higher dividend yields (current utility industry yield average is 3.1%).  Furthermore, in our opinion, many of the smaller utilities have the potential to be acquired – in a rapidly consolidating industry this is a real possibility.

We believe smaller utilities have been neglected by the flood of capital flowing into the small cap market, as they are 1) boring; 2) often have limited upside (small cap managers typically are looking for much higher returns); 3) are not in the popular small cap benchmarks (toxic waste for index huggers); and 4) while liquid for smaller mutual funds, tend to be illiquid for larger mutual funds and other institutions at position sizes that are meaningful to them.

Intrepid Small Cap Fund

Utilities purchased during the quarter include the following: Energy West, Connecticut Water Services, Unitil Corp, RGC Resources, and Delta Natural Gas. Energy West is one of the larger utility holdings in the Fund.  Energy West (EWST) is a natural gas utility in Wyoming and Montana.  Selling at 14x earnings and providing a 4% dividend, Energy West got our attention based on valuation. However, our interest in Energy West increased after they recently sold their propane business for $15 million, which should result in a very strong and overcapitalized balance sheet.  Moreover, their board of directors recently terminated their poison pill and authorized a 10% stock buyback.  Lastly, two large insiders, including the CEO, have recently made large purchases of Energy West stock.  Although utilities may be boring, as our previous experience with Cascade Natural Gas illustrated, they can be profitable and can generate above average dividend income.
Our goal for the next six months will be to continue searching for high quality small cap businesses at attractive prices.

Sincerely,

Eric Cinnamond
Small Cap Portfolio Manager

Past performance is no guarantee of future results.

The Fund is subject to special risks including volatility due to investments in smaller companies, high yield securities and is considered non-diversified as a result of limiting its holdings to a relatively small number of positions.

Must be preceded or accompanied by a current prospectus.

The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization.  You cannot invest directly in an index.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

Please refer to the Schedule of Investments on pages 14-16 for a complete list of fund holdings.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

05/07

Intrepid Funds

EXPENSE EXAMPLE
March 31, 2007 (Unaudited)

As a shareholder of the Intrepid Capital Management Funds Trust (the “Funds”), you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (October 1, 2006 – March 31, 2007).

ACTUAL EXPENSES

The first line of the following table provides information about actual account values and actual expenses.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  To the extent that a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the following example.  The example includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Intrepid Funds

EXPENSE EXAMPLE (continued)
March 31, 2007 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

INTREPID CAPITAL FUND
			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2006 -
	October 1, 2006	March 31, 2007	March 31, 2007
Actual	$1,000.00	$1,085.80	$10.14
Hypothetical (5% return
before expenses)	1,000.00	1,015.21	9.80

* Expenses are equal to the Fund’s annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the period.

INTREPID SMALL CAP FUND
			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2006 -
	October 1, 2006	March 31, 2007	March 31, 2007
Actual	$1,000.00	$1,133.60	$10.37
Hypothetical (5% return
before expenses)	1,000.00	1,015.21	9.80

* Expenses are equal to the Fund’s annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the period.

Intrepid Capital Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total investments)
March 31, 2007 (Unaudited)

Intrepid Small Cap Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total investments)
March 31, 2007 (Unaudited)

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS
March 31, 2007 (Unaudited)

	Shares	Value
COMMON STOCKS - 53.51%
Beverages - 9.16%
Anheuser-Busch Companies, Inc		$824,769
The Coca-Cola Co.	16,345	793,440
Grolsch NV (b)	16,530	1,262,353
	31,510	2,880,562

Commercial Services & Supplies - 4.44%
Cintas Corp.	18,485	667,309
The ServiceMaster Co.	47,275	727,562
		1,394,871
Computers & Peripherals - 2.32%
Dell, Inc. (a)	31,410	729,026
Food Products - 2.05%
Sara Lee Corp.	38,120	644,990
Health Care Providers & Services - 1.35%
Health Management Associates, Inc.	39,110	425,126
Hotels, Restaurants & Leisure - 2.30%
International Speedway Corp. - Class A	13,985	723,025
Household Products - 3.38%
Oil-Dri Corporation of America	63,562	1,061,485
Insurance - 10.74%
Baldwin & Lyons, Inc.	15,925	405,291
Berkshire Hathaway, Inc. (a)	275	1,001,000
Horace Mann Educators Corp.	41,275	848,201
Travelers Companies, Inc.	6,745	349,189
XL Capital Ltd.	11,025	771,309
		3,374,990

IT Services - 1.94%
Automatic Data Processing, Inc.	12,615	610,566

Personal Products - 1.12%
Alberto-Culver Co.	15,400	352,352

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2007 (Unaudited)

	Shares	Value
COMMON STOCKS - 53.51% (continued)

Pharmaceuticals - 5.63%
Merck & Co., Inc.	16,605	$733,443
Mylan Laboratories, Inc.	48,940	1,034,591
		1,768,034
Specialty Retail - 3.80%
Limited Brands	40,345	1,051,391
Sally Beauty Holdings, Inc.	15,400	141,526
		1,192,917
Textiles, Apparel & Luxury Goods - 2.74%
Hanesbrands, Inc. (a)	29,290	860,833

Water Utilities - 0.15%
Connecticut Water Service, Inc.	2,000	48,100

Wireless Telecommunication Services - 2.39%
Telephone & Data Systems, Inc. - Special Shares	6,500	363,350
Telephone & Data Systems, Inc.	6,500	387,530
		750,880
TOTAL COMMON STOCKS
(Cost $15,376,934)		16,817,757

	Principal
	Amount

CORPORATE BONDS - 22.47%
Aerospace & Defense - 1.49%
Goodrich Corp.
7.500%, 04/15/2008	$459,000	468,318

Agricultural Operations - 1.89%
American Rock Salt Co. LLC
9.500%, 03/15/2014	584,000	594,220

Beverages - 1.57%
Cott Beverages USA,Inc.
8.000%, 12/15/2011	482,000	494,050

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2007 (Unaudited)

	Principal
	Amount	Value
CORPORATE BONDS - 22.47% (continued)

Commercial Services & Supplies - 1.61%
Waste Management, Inc.
6.500%, 11/15/2008	$497,000	$506,128

Construction & Engineering - 1.41%
Blount, Inc.
8.875%, 08/01/2012	427,000	444,080

Food Products - 2.17%
Dean Foods Co.
8.150%, 08/01/2007	170,000	170,213
General Mills, Inc.
3.875%, 11/30/2007	515,000	510,258
		680,471
Hotels, Restaurants & Leisure - 2.13%
Speedway Motorsports, Inc.
6.750%, 06/01/2013	670,000	668,325

IT Services - 1.23%
Certegy, Inc.
4.750%, 09/15/2008	393,000	387,644

Media - 1.24%
Scholastic Corp.
5.000%, 04/15/2013	440,000	390,578

Multiline Retail - 1.47%
Dollar General Corp.
8.625%, 06/15/2010	433,000	462,769

Paper & Forest Products - 2.15%
Appleton Papers, Inc.
8.125%, 06/15/2011	655,000	676,287

Real Estate - 2.05%
American Real Estate Partners	650,000	645,125
7.125%, 02/15/2013

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2007 (Unaudited)

	Principal
	Amount	Value
CORPORATE BONDS - 22.47% (continued)
Specialty Retail - 2.06%
Payless ShoeSource, Inc.
8.250%, 08/01/2013	$615,000	$645,750
TOTAL CORPORATE BONDS
(Cost $7,021,914)		7,063,745

	Shares
SHORT-TERM INVESTMENTS - 23.74%
Money Market Funds - 4.19%
AIM STIT Treasury Portfolio	64,170	64,170
Fidelity Government Portfolio I	626,700	626,700
SEI Daily Income Trust Treasury Fund	626,750	626,750
		1,317,620

	Principal
	Amount
U.S. Treasury Bills - 19.55%
4.935%, 05/31/2007	$1,231,000	1,221,205
0.000%, 07/12/2007	3,000,000	2,959,019
0.000%, 08/16/2007	2,000,000	1,963,083
		6,143,307

TOTAL SHORT-TERM INVESTMENTS
(Cost $7,460,927)		7,460,927

Total Investments - 99.72%
(Cost $29,859,775)		31,342,429
Other Assets in Excess of Liabilities - 0.28%		88,740
TOTAL NET ASSETS - 100.00%		$31,431,169

Percentages are stated as a percent of net assets.
(a) Non income producing.
(b) Foreign issued security.

See notes to financial statements.

Intrepid Small Cap Fund

SCHEDULE OF INVESTMENTS
March 31, 2007 (Unaudited)

	Shares	Value
COMMON STOCKS - 82.19%
Beverages - 6.23%
Brown-Forman Corp. - Class B	600	$39,336
Grolsch NV (b)	3,300	132,205
PepsiAmericas, Inc.	1,100	24,552
		196,093
Commercial Services & Supplies - 4.65%
Ecology & Environment, Inc.	2,560	30,413
The ServiceMaster Co.	7,540	116,040
		146,453
Communications Equipment - 2.61%
Communications Systems, Inc.	7,920	82,210

Electric Utilities - 3.72%
Unitil Corp.	4,315	117,239

Electronic Equipment & Instruments - 7.17%
Mocon, Inc.	15,481	199,086
NAM TAI Electronics, Inc.	1,000	12,950
OI Corp.	500	5,737
Park Electrochemical Corp.	300	8,136
		225,909
Energy Equipment & Services - 2.20%
Grey Wolf, Inc. (a)	4,000	26,800
Patterson-UTI Energy, Inc.	1,100	24,684
Unit Corp. (a)	350	17,706
		69,190
Gas Utilities - 9.11%
Delta Natural Gas, Inc.	1,600	40,000
Energy West, Inc.	9,900	141,075
RGC Resources, Inc.	3,737	105,944
		287,019
Health Care Equipment & Supplies - 1.53%
National Dentex Corp. (a)	3,415	48,083

See notes to financial statements.

Intrepid Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2007 (Unaudited)

	Shares	Value
COMMON STOCKS - 82.19% (continued)
Hotels, Restaurants & Leisure - 2.75%
International Speedway Corporation	1,675	$86,598

Household Durables - 3.00%
MITY Enterprises, Inc. (a)	600	11,400
Virco Mfg. Corporation (a)	12,300	83,025
		94,425
Household Products - 7.25%
Oil-Dri Corporation of America	13,662	228,155

Insurance - 10.59%
Baldwin & Lyons, Inc.	5,715	145,447
Horace Mann Educators Corp.	9,150	188,032
		333,479
Machinery - 1.10%
Baldwin Technology, Inc. (a)	1,000	5,000
Freightcar America, Inc.	300	14,451
Miller Industries, Inc. (a)	700	15,267
		34,718
Metals & Mining - 5.33%
Barrick Gold Corp.	2,200	62,810
Newmont Mining Corp.	2,500	104,975
		167,785
Oil & Gas - 1.87%
Cimarex Energy Co.	800	29,616
St Mary Land & Exploration Co.	800	29,344
		58,960
Personal Products - 1.29%
Schiff Nutrition International, Inc. (a)	2,000	13,740
United Guardian, Inc.	2,900	27,028
		40,768
Pharmaceuticals - 3.66%
Mylan Laboratories, Inc.	5,445	115,107

See notes to financial statements.

Intrepid Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2007 (Unaudited)

	Shares	Value
COMMON STOCKS - 82.19% (continued)
Road & Rail - 1.76%
Arkansas Best Corp.	1,025	$36,439
Heartland Express, Inc.	500	7,940
Werner Enterprises, Inc.	600	10,902
		55,281
Textiles, Apparel & Luxury Goods - 0.69%
McRae Industries, Inc.	1,800	21,600

Water Utilities - 5.68%
Connecticut Water Service, Inc.	7,440	178,932
TOTAL COMMON STOCKS
(Cost $2,374,162)		2,588,004

SHORT-TERM INVESTMENTS - 21.33%
Money Market Funds - 4.06%
AIM STIT Treasury Portfolio	13,527	13,527
Fidelity Government Portfolio I	61,578	61,578
SEI Daily Income Trust Treasury Fund	52,571	52,571
		127,676
	Principal
	Amount
U.S. Treasury Bills - 17.27%
4.872%, 04/26/2007	$40,000	39,868
4.940%, 05/24/2007	310,000	307,784
0.000%, 08/16/2007	200,000	196,309
		543,961
TOTAL SHORT-TERM INVESTMENTS
(Cost $671,637)		671,637

Total Investments - 103.52%
(Cost $3,045,799)		3,259,641
Liabilities in Excess of Other Assets - (3.52)%		(110,721)
TOTAL NET ASSETS - 100.00%		$3,148,920

Percentages are stated as a percent of net assets.
(a) Non income producing.
(b) Foreign issued security.

See notes to financial statements.

Intrepid Funds

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2007 (Unaudited)

	Intrepid	Intrepid Small
	Capital Fund	Cap Fund
ASSETS:
Investments, at market value
(Cost $29,859,775 and $3,045,799 respectively)	$31,342,429	$3,259,641
Cash	3,390	—
Income receivable	151,553	2,576
Receivable for fund shares sold	—	6,018
Receivable for investment securities sold	800	27,983
Receivable from Adviser	—	5,469
Other assets	24,929	12,976
Total assets	31,523,101	3,314,663

LIABILITIES:
Payable for fund shares redeemed	—	3,771
Payable for investment securities purchased	—	136,324
Payable to Investment Adviser	26,354	—
Accrued expenses	65,578	25,648
Total liabilities	91,932	165,743
Total net assets	$31,431,169	$3,148,920

NET ASSETS CONSIST OF:
Capital stock	$29,116,175	$2,833,192
Accumulated undistributed
net investment income	5,790	8,909
Accumulated undistributed net realized
gain on investments	826,550	92,977
Unrealized appreciation on investments	1,482,654	213,842
Total net assets	$31,431,169	$3,148,920

Shares outstanding (unlimited shares
of no par value authorized)	2,989,661	268,755

Net asset value, offering and
redemption price per share	$10.51	$11.72

See notes to financial statements.

Intrepid Funds

STATEMENT OF OPERATIONS
For the six months ended March 31, 2007 (Unaudited)

	Intrepid	Intrepid Small
	Capital Fund	Cap Fund
INVESTMENT INCOME:
Dividend income (net of withholding
tax of $0 and $0 respectively)	$937,928	$21,587
Interest income	384,787	18,304
Total investment income	1,322,715	39,891

Advisory fees	149,855	12,106
Distribution (12b-1) fees	37,464	3,026
Shareholder servicing fees and expenses	26,458	10,172
Professional fees	18,124	13,827
Administration fees	17,626	16,027
Fund accounting fees	13,049	1,553
Insurance	10,297	384
Federal and state registration	8,839	7,753
Reports to shareholders	6,484	577
Trustees fees and expenses	5,845	546
Custody fees	2,366	1,558
Miscellaneous	811	263
Total expenses before Adviser reimbursement	297,218	67,792
Less fees and expenses reimbursed
and waived by Adviser	(5,001)	(44,186)
Net expenses	292,217	23,606
Net investment income	1,030,498	16,285

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on investments	1,111,577	116,844
Net change in unrealized
appreciation on investments	269,813	145,972
Net realized and unrealized
gain on investments	1,381,390	262,816
Net increase in net assets
resulting from operations	$2,411,888	$279,101

See notes to financial statements.

Intrepid Capital Funds

STATEMENT OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	March 31, 2007	September 30, 2006
	(Unaudited)
OPERATIONS:
Net investment income	$1,030,498	$515,760
Net realized gain on investments	1,111,577	222,248
Net change in unrealized
appreciation on investments	269,813	1,208,851
Net increase in assets
resulting from operations	2,411,888	1,946,859

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,025,889)	(515,207)
From net realized gain	(501,666)	(269,357)
Total distributions	(1,527,555)	(784,564)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,593,037	3,533,627
Proceeds from shares issued to
holders in reinvestment of dividends	1,521,687	784,564
Cost of shares redeemed(1)	(1,413,097)	(4,220,931)
Net increase in net assets
from capital share transactions	2,701,627	97,260

TOTAL INCREASE IN NET ASSETS	3,585,960	1,259,555

NET ASSETS:
Beginning of period	27,845,209	26,585,654
End of period (including undistributed net
investment income of $5,790 and $1,181)	$31,431,169	$27,845,209

(1) Net of redemption fees of $20 and $421, respectively.

See notes to financial statements.

Intrepid Small Cap Fund

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months	October 3, 2005(1)
	Ended	through
	March 31, 2007	September 30, 2006
	(Unaudited)
OPERATIONS:
Net investment income	$16,285	$25,574
Net realized gain (loss) on investments	116,844	(23,836)
Net change in unrealized
appreciation on investments	145,972	67,870
Net increase in assets
resulting from operations	279,101	69,608

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(7,376)	(25,725)
Total distributions	(7,376)	(25,725)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,083,630	2,162,357
Proceeds from shares issued to
holders in reinvestment of dividends	7,376	25,725
Cost of shares redeemed(2)	(206,712)	(439,064)
Net increase in net assets
from capital share transactions	884,294	1,749,018

TOTAL INCREASE IN NET ASSETS	1,156,019	1,792,901

NET ASSETS:
Beginning of period	1,992,901	200,000
End of period (including undistributed
net investment income (loss)	$3,148,920	$1,992,901
of $8,909 and ($120))

(1) Commencement of Operations.
(2) Net of redemption fees of $253 and $0, respectively.

See notes to financial statements.

Intrepid Capital Fund

FINANCIAL HIGHLIGHTS

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Six Months	Year	January 3, 2005(1)
	Ended	Ended	through
	March 31,	September 30,	September 30,
	2007	2006	2005
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$10.18	$9.76	$10.00

OPERATIONS:
Net investment income(2)	0.36	0.19	0.07
Net realized and unrealized
gain (loss) on investment securities	0.51	0.52	(0.24)(3)
Total from operations	0.87	0.71	(0.17)
LESS DISTRIBUTIONS:
From net investment income	(0.36)	(0.19)	(0.07)
From net realized gains	(0.18)	(0.10)	0.00
Total distributions	(0.54)	(0.29)	(0.07)
NET ASSET VALUE:
End of period	$10.51	$10.18	$9.76
Total return	8.58%(4)	7.34%	-1.74%(4)
Net assets at end of
period (000s omitted)	$31,431	$27,845	$26,586
RATIO OF EXPENSES
TO AVERAGE NET ASSETS:
Before expense reimbursement	1.98%(5)	2.08%	3.08%(5)
After expense reimbursement	1.95%(5)	1.95%	1.95%(5)
RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense reimbursement	6.85%(5)	1.76%	0.35%(5)
After expense reimbursement	6.88%(5)	1.89%	1.48%(5)
Portfolio turnover rate	15%(4)	24%	25%(4)

(1) Commencement of Operations.
(2) Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(3) The amount shown may not correlate with aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.
(4) Not annualized.
(5) Annualized.

See notes to financial statements.

Intrepid Small Cap Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Six Months	October 3, 2005(1)
	Ended	through
	March 31, 2007	September 30, 2006
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$10.37	$10.00

OPERATIONS:
Net investment income(2)	0.07	0.14
Net realized and unrealized
gain on investment securities	1.32	0.37
Total from operations	1.39	0.51

LESS DISTRIBUTIONS:
From net investment income	(0.04)	(0.14)
Total distributions	(0.04)	(0.14)

NET ASSET VALUE:
End of period	$11.72	$10.37

Total return	13.36%(3)	5.14%(3)
Net assets at end of period (000s omitted)	$3,149	$1,993

RATIO OF EXPENSES
TO AVERAGE NET ASSETS:
Before expense reimbursement	5.60%(4)	7.88%(4)
After expense reimbursement	1.95%(4)	1.95%(4)

RATIO OF NET INVESTMENT
INCOME/(LOSS) TO AVERAGE NET ASSETS:
Before expense reimbursement	-2.30%(4)	-4.12%(4)
After expense reimbursement	1.35%(4)	1.81%(4)
Portfolio turnover rate	57%(3)	22%(3)

(1)Commencement of Operations.
(2) Net investment income per share is calculated using the ending balances prior adjustment for permanent book-to-tax differences.
(3) Not annualized.
(4) Annualized.

See notes to financial statements.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS
March 31, 2007 (Unaudited)

1.	ORGANIZATION

Intrepid Capital Management Funds Trust (the “Trust”), was organized as a Delaware Statutory Trust on August 27, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  The Trust consists of two series (the “Funds”): Intrepid Capital Fund and Intrepid Small Cap Fund.  The Intrepid Capital Fund commenced operations on January 3, 2005 and the Intrepid Small Cap Fund commenced operations on October 3, 2005.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”).
Valuation of Securities

The Funds’ securities that are listed on national securities exchanges are valued at the last sales price on the securities exchange on which such securities are primarily traded.  Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market (collectively “Nasdaq traded securities”) are valued at the Nasdaq Official Closing Price (“NOCP”).  Exchange-traded securities for which there were no transactions and Nasdaq traded securities for which there is no NOCP are valued at the most recent bid price.  Other securities are valued by an independent pricing service at the most recent bid price, if market quotations are readily available.  Short-term investments are stated at amortized cost, which approximates fair value.  The valuation of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity quality, general market conditions or an appropriate matrix utilizing similar factors.  Any securities for which there are no readily available market quotations will be valued at a price determined in good faith by the Board of Trustees.
Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2007 (Unaudited)

Securities Transactions and Investment Income

The Funds record security transactions based on trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Net realized gains or losses are determined using the identified cost method.
Distribution to Shareholder Policy

Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually.

Organization and Offering Costs

Organization and offering costs consist of costs incurred to establish the Trust and enable it legally to do business.  These expenses were paid by the Adviser. Prepaid initial registration expenses are deferred over the period of benefit not to exceed twelve months.
Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from Federal income taxes.
New Accounting Pronouncement

In June 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  To the extent that a tax benefit of a position is not deemed to meet the more-likely-than-not threshold, the fund would report an income tax expense in the statement of operations. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date.  At this time, management is evaluating the implications of FIN 48, and the impact of this standard on the Funds’ financial statements has not yet been determined.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2007 (Unaudited)

In September 2006, the Financial Accounting Standards Board (FASB) issued
Statement on Financial Accounting Standards No. 157, “Fair Value Measurements”
(FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements.  FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  As of March 31, 2007, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the statement of operations for a fiscal period.

3.	INVESTMENT ADVISER

The Trust has an Investment Advisory Agreement (the “Agreement”) with Intrepid Capital Management Inc. (the “Adviser”), with whom certain officers and Trustees of the Trust are affiliated, to furnish investment advisory services to the Funds.  Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services at the annual rate of 1.00% on the first $500 million of average daily net assets and 0.80% on the Fund’s average daily net assets in excess of $500 million.
The Adviser has agreed to waive, through September 30, 2007, its management fee and/or reimburse the other expenses of the Funds, including organization expenses, to the extent necessary to ensure that each Fund’s operating expenses do not exceed 1.95% of the Fund’s average daily net assets.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal year are less than the respective expense cap limitations, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.  At March 31, 2007, $170,509 and $128,101 was available for potential recoupment in the Intrepid Capital Fund and Intrepid Small Cap Fund, respectively.

4.	DISTRIBUTION PLAN

The Trust, on behalf of the Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Funds may reimburse the Funds’ distributor or others at an annual rate of up to 0.25% of the average daily net assets of the Funds.

Quasar Distributors, LLC serves as the distributor to the Funds.  Quasar Distributors, LLC is an affiliated company of U.S. Bank, N.A.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2007 (Unaudited)

5.	INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities (excluding short-term securities) by the Funds for the period ended March 31, 2007 were as follows:

	Non-U.S. Government		U.S. Government
	Purchases	Sales	Purchases	Sales
Intrepid Capital Fund	$3,604,803	$5,965,506	—	—
Intrepid Small Cap Fund	$1,737,634	$1,034,120	—	—

6.	CAPITAL SHARE TRANSACTIONS

Intrepid Capital Fund	Period Ended	Year Ended
	March 31,	September 30,
	2007	2006
Shares sold	242,161	360,355
Shares issued to holders
in reinvestment of dividends	144,011	79,942
Shares redeemed	(132,391)	(427,564)
Net increase in shares	253,781	12,733
Shares outstanding:
Beginning of period	2,735,880	2,723,147
End of period	2,989,661	2,735,880

Intrepid Small Cap Fund
	Period Ending	Period Ended
	March 31,	September 30,
	2007	2006(1)
Shares sold	94,268	212,700
Shares issued to holders
in reinvestment of dividends	644	2,522
Shares redeemed	(18,250)	(43,129)
Net increase in shares	76,662	172,093
Shares outstanding:
Beginning of period	192,093	20,000
End of period	268,755	192,093
(1) Fund commenced operations on October 3, 2005.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2007 (Unaudited)

7.	FEDERAL INCOME TAX INFORMATION

The tax components of distributions paid during the fiscal period ended September 30, 2006 are as follows:

	September 30, 2006		September 30, 2005

	Ordinary	Long-Term	Ordinary
	Income	Capital Gains	Income
Intrepid Capital Fund	$784,564	—	$169,730
Intrepid Small Cap Fund	25,725	—	—

On the Statement of Assets and Liabilities the following adjustments were made for permanent tax adjustments:
	Accumulated	Undistributed
	Net Realized	Net Investment	Paid-in
	Gains/Losses	Income/Loss	Capital
Intrepid Capital Fund	—	—	—
Intrepid Small Cap Fund	$(31)	$151	$(120)

The permanent differences primarily relate to excise tax expense, foreign currency gain reclassifications and a return of capital distribution.

As of September 30, 2006, the cost of investments, gross unrealized appreciation and depreciation of investments and distributable income for tax purposes were as follows:

	Intrepid	Intrepid
	Capital Fund	Small Cap Fund
Cost of investments	$25,068,265	$2,030,552

Unrealized appreciation	$1,927,574	$93,196
Unrealized depreciation	(714,733)	(25,411)
Net unrealized appreciation	$1,212,841	$67,785
Undistributed ordinary income	18,258	—
Undistributed long-term capital gain	199,562	—
Distributable income	$217,820	$—
Other accumulated earnings	—	(23,782)
Total accumulated earnings	$1,430,661	$44,003

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At September 30, 2006, Intrepid Small Cap Fund had a post-October capital loss of $23,782.

Intrepid Funds

ADDITIONAL INFORMATION
March 31, 2007 (Unaudited)

Investment Advisory Agreement Disclosure

On November, 28, 2006, the Board of Trustees of Intrepid Capital Management Funds Trust approved the investment advisory agreements between the Intrepid Capital Fund and the Intrepid Small Cap Fund (the “Funds”) and Intrepid Capital Management, Inc.  Prior to approving the agreement, the Board considered:
•	The nature, extent and quality of the services to be provided by Intrepid Capital Management, Inc.

•	The investment strategies and performance history of Intrepid Capital Management, Inc.

•	The cost of the services to be provided and profits to be realized by Intrepid Capital Management, Inc. from its relationship with the Funds

•	The extent to which economies of scale would be realized as the Funds grew and whether fee levels reflect any such economies of scale

•	The expense ratio of the Funds

•	The manner in which portfolio transactions for the Funds would be conducted, including the use of soft dollars

In considering the nature, extent and quality of the services provided by Intrepid Capital Management Inc., the Board considered the Adviser’s quality of investment management provided to the Funds, the Adviser’s management history and the Adviser’s ability to attract investors for the Funds.  The Board concluded that the renewal of the existing Agreements was in the best interest of the Funds’ shareholders.
The Board considered the presentation from the Adviser on the investment strategies for the Funds and reviewed the investment performance of the Funds compared to their relevant benchmarks.  After further discussion, the Board concluded that the performance of the Funds was satisfactory in comparison to the performance of similar funds.

The Board considered the cost of services provided and the profits realized by the Adviser, by reviewing reports provided by the Funds’ administrator that compared the Funds’ investment advisory fees to those of other comparable mutual funds.  The Board concluded that the investment advisory fees were fair and within the range of the industry averages.

The Board considered the extent to which economies of scale would be realized as the Funds grow, including a consideration of breakpoints in the Agreement fee schedules.  The Board concluded that given the expected growth of assets of the

Intrepid Funds

ADDITIONAL INFORMATION (continued)
March 31, 2007 (Unaudited)

Funds in the next year, the Adviser was unlikely to realize economies of scale and the proposed fee schedules were acceptable.

The Board reviewed reports from the Funds’ administrator that compared the Funds’ total expense ratios to those of other comparable mutual funds.  The Board concluded that the total expenses of the funds were fair and within the range of the industry averages.

The Board reviewed reports discussing the manner in which portfolio transactions for the Funds were conducted, including the use of soft dollars.  Based on these reports, the Board concluded that the research and services obtained by the Adviser were beneficial to the Funds and that the Adviser would execute the Funds’ portfolio transactions in a manner designed to obtain best execution for the Funds.
Shareholder Notification of Federal Tax Status

The Intrepid Capital Fund and Intrepid Small Cap Fund designate $0 and $0, respectively (100%) of total distributions paid during the fiscal year ended September 30, 2006 as net capital gain distributions eligible for long-term capital gain rates for individual shareholders.

The Intrepid Capital Fund and Intrepid Small Cap Fund designate 58.33% and 75.61%, respectively of their ordinary income distributions for the period ended September 30, 2006, as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

For the period ended September 30, 2006, 51.5% and 67.6% of Intrepid Capital Fund and Intrepid Small Cap Fund dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

Additional Information Applicable to Foreign Shareholders Only

The Intrepid Capital Fund and Intrepid Small Cap Fund hereby designate 55.19% and 63.94%, respectively of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

The Intrepid Capital Fund hereby designates 34.33% of its ordinary income distributions as short-term capitalization distributions under Internal Revenue Code Section 871(k)(2)(c).

Availability of Quarterly Portfolio Holdings Schedules

The Funds are required to file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Once filed, the Funds’ Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1.866.966.3863.  You may also obtain copies at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
March 31, 2007 (Unaudited)

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

The Funds are required to file how they voted proxies related to portfolio securities during the most recent 12-month period ended June 30.  Once filed, the information is available without charge, upon request, by calling 1.866.966.3863 and on the SEC’s website (http://www.sec.gov).

(This Page Intentionally Left Blank.)

Investment Adviser
Intrepid Capital Management Inc.
3652 South Third Street, Suite 200
Jacksonville Beach, FL 32250

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, WI53202

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Administrator, Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Shareholder/Investor Information
1.866.966.3863
www.intrepidcapitalfunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Intrepid Capital Management Funds Trust

By (Signature and Title)*   /s/ Mark Travis
 Mark Travis, President

Date  May 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Mark Travis
 Mark Travis, President

Date   May 30, 2007

By (Signature and Title)*    /s/ Mark Travis
  Mark Travis, Treasurer

Date    May 30, 2007

* Print the name and title of each signing officer under his or her signature.